SUBSCRIPTION AGREEMENT

Series C – 6% Non-Cumulative Convertible Perpetual Preferred Stock

BofI Holding, Inc.

Subscription Agreement Instructions

BofI Holding, Inc., a Delaware corporation (the “Company”), is offering for sale up to 2,000 shares of its Series C – 6% Non-Cumulative Convertible Perpetual Preferred Stock (the “Shares”). If, after thoroughly considering an investment in the Shares, including reviewing all information you deem material to your investment decision, you elect to subscribe for Shares, please follow the following procedures:

1.
Subscription Agreement: Please carefully and completely read the Subscription Agreement and be certain that you understand and agree with all of its terms. In particular, please pay special attention to Section B, containing the representations and warranties made by you, the investor, as well as to Section D, containing certain understandings, acknowledgements and agreements by you.

2.
Signature Page: Please complete and execute the appropriate Signature Page attached to this Subscription Agreement. Please verify that you have the correct Signature Page for the kind of person or entity that is subscribing for Shares.

If the Subscriber is a(n):	Use the Signature Page Entitled:

Individual	Individual Signature Page
Living Trust or Inter Vivos Trust	Individual Signature Page
Individual Retirement Account (“IRA”)	Individual Signature Page
Other Retirement Plans	Individual Signature Page
Corporation	Corporation Signature Page
General or Limited Partnership	Partnership Signature Page
Limited Liability Company	Partnership Signature Page
Trust (other than living or inter vivos trusts)	Trust Signature Page

If you have any questions about the selection of the appropriate Signature Page, please contact the Company.

Please complete, date and execute the Signature Page, as instructed, and return it to the Company with the Subscription Agreement.

3.    IRS Form W‑9: Please complete, execute and return the attached IRS Form W‑9.

4.
Return of Executed Subscription Documents to the Company: Please return to the Company the following subscription documents: (a) Subscription Agreement; (b) Signature Page and Questionnaire; (c) IRS Form W‑9; and (d) a check in the full amount of your subscription, payable to “BofI Holding, Inc.” If you intend to wire subscription funds, please remit by wire transfer the amount of funds equal to the aggregate purchase price to the following account:

Bank:                 BofI Federal Bank

Bank Address:	12777 High Bluff Drive, Suite 100
San Diego, CA 92130
ABA Routing Number:    122287251
Account Number:        12002000805
Reference - Comments:    Series C Preferred Subscription Agreement

Upon receipt, the Company will review each subscription and determine its acceptability. An incomplete or improperly completed subscription will delay consideration and “acceptance” of your subscription. The Company will do its best to notify you of the disposition of your subscription as soon as reasonably practicable. The Company reserves the right to reject any subscription, in whole or in part, in its sole and absolute discretion.

5.    If you have any questions about these procedures, please direct all questions to:

Andy Micheletti at (858) 350-6211 or amicheletti@bofifederalbank.com

SUBSCRIPTION AGREEMENT

BofI Holding, Inc.

Series C—6% Non-Cumulative Convertible Perpetual Preferred Stock
_________________________

BofI Holding, Inc.
12777 High Bluff Drive, Suite 100
San Diego, California 92130

This Subscription Agreement (this “Agreement”) is made by and between BofI Holding, Inc., a Delaware corporation (the “Company”), and the undersigned subscriber who is subscribing to purchase shares of Series C – 6% Non-Cumulative Convertible Perpetual Preferred Stock (the “Shares”).

In consideration of the Company’s agreement to sell Shares to the undersigned upon the terms and conditions set forth in this Subscription Agreement, the undersigned agrees and represents as follows:

A.	SUBSCRIPTION

1.
The undersigned hereby irrevocably subscribes (the “Subscription”) for and agrees to purchase the number of Shares at the purchase price per Share, in the aggregate dollar amount indicated on the signature page hereto (the “Subscription Amount”). The undersigned tenders with this Subscription Agreement the Subscription Amount in immediately available funds to the Company (the “Payment”).

2.	The undersigned understands that the Payment will be held for his, her or its benefit up to the time the Subscription is accepted or rejected.

3.
The undersigned agrees that the Company reserves the right to reject any Subscription, in whole or in part, in its sole discretion. The undersigned further acknowledges and agrees that the Company will determine in its sole discretion, if and when the Subscription is accepted. If your Subscription is accepted by the Company, the Company will deliver to you a countersigned copy of this Agreement.

B.	REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The undersigned hereby represents and warrants to, and agrees with, the Company, as follows:

1.
The Shares are being purchased for the undersigned’s own account, for investment purposes only, not for the account of any other person, and not with a view to distribution, assignment, or resale to others, or to fractionalization in whole or in part. No other person has or will have a direct or indirect beneficial interest in the undersigned’s Shares. Subject to Section D.8, the undersigned subscriber agrees not to sell, hypothecate, or otherwise transfer the undersigned’s Shares unless: (a) the Shares are registered under the Securities Act of 1933 (the “Securities Act”) and all applicable state securities laws, or (b) in the opinion of counsel, concurred in by counsel to the Company, an exemption from the registration requirements of the Securities Act and such state laws is available.

2.
The undersigned has sufficient savings, investments, reserves or cash flow to withstand a complete loss of his or her or its investment in the Company and, to the extent the undersigned is an individual, the undersigned can provide for his or her living expenses for the foreseeable future assuming such a complete loss.

3.
In evaluating the suitability of an investment in the Company and in deciding to invest in Shares, the undersigned has neither received nor relied upon any oral or written representations from the Company or any other person, except as expressly set forth in this Agreement. With respect to United States tax and other economic considerations involved in this investment, the undersigned is not relying on the Company or any other person with respect to evaluating the suitability of an investment in the Company. The undersigned has carefully considered and, to the extent the undersigned believes such discussion necessary, has discussed with the undersigned’s professional legal, tax, accounting and financial advisors the suitability of an investment in the Company for the undersigned’s particular tax and financial situation, and the undersigned has determined that the Shares being subscribed for by the undersigned are a suitable investment for the undersigned.

4.
The undersigned recognizes that an investment in the Company involves substantial risks, including the possibility of the loss of the entire amount of such investment. The undersigned is capable of identifying and evaluating all of the risks and other considerations related to the purchase of the Shares.

5.
If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate or retirement plan: (i) such partnership, corporation, trust or estate or retirement plan has been duly organized in accordance with applicable law and is duly qualified (a) to execute and deliver this Subscription Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust or estate or retirement plan or by use of a power of attorney in connection with the purchase of its Shares, and (b) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate or retirement plan is binding upon such partnership, corporation, trust or estate or retirement plan; and (iii) such partnership, corporation, trust or estate or retirement plan has not been formed for the specific purpose of acquiring such Shares, unless each beneficial owner of such entity is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act (“Regulation D”) and has submitted information substantiating such qualification.

6.
The undersigned is an “accredited investor,” as defined in Regulation D, and understands that the information provided to the Company in the attached Questionnaire will be used by the Company to verify his, her or its status as an accredited investor.

7.
The undersigned shall indemnify and hold harmless the Company and the officers, directors, employees, agents and representatives of the Company who is or are a party or is or are threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to the Company concerning the undersigned, or the undersigned’s financial position in connection with the offering or sale of the Shares, including, without limitation, any such misrepresentation, misstatement or omission contained in the Questionnaire submitted by the undersigned, against losses, liabilities, and expenses for which the Company or any officer, director, employee, agent, and representative of the Company has not otherwise been reimbursed (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such person or entity in connection with such action, suit or proceeding.

C.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the undersigned as follows:

1.
The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

2.	The Company has all requisite legal and corporate power to execute and deliver this Agreement and to sell and issue the Shares hereunder.

3.
As of the date hereof, the authorized capital stock of the Company consists of 25,000,000 shares of common stock, $0.01 par value per share, of which 12,813,171 shares are issued and outstanding as of September 30, 2012, and 1,000,000 shares of preferred stock, $0.01 par value per share, of which 515 shares of Series A Preferred Stock are issued and outstanding. All issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no pre-emptive rights with respect to the capital stock of the Company. The Company has no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock or other securities of the Company, other than: (a) shares issuable pursuant to the exercise of stock options outstanding under the Company’s 1999 Stock Option Plan and 2004 Stock Incentive Plan; and (b) outstanding shares of Series A Preferred Stock.

4.
All corporate action on the part of the Company, its directors, and its stockholders necessary for the sale and issuance of the Shares and the performance of the Company’s obligations hereunder has been taken, or will be taken. When and if accepted by the Company, this Subscription Agreement will be a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors. The Shares, when paid for and issued pursuant hereto, will be validly issued, fully paid and nonassessable.

D.	UNDERSTANDINGS, ACKNOWLEDGEMENTS AND AGREEMENTS

The undersigned understands, acknowledges and agrees with the Company as follows:

1.
This Subscription may be rejected, in whole or in part, by the Company in its sole discretion. If your Subscription is accepted by the Company, the consummation of the sale of Shares will occur upon delivery to you by the Company of a countersigned copy of this Agreement. Until such time, any offer to purchase the Shares may be withdrawn or revoked, without obligation or commitment of any kind.

2.	This Subscription is irrevocable except with the written consent of the Company, and except that the undersigned shall have no obligation for this Subscription in the event that this Subscription is rejected in full for any reason.

3.
The Shares are not savings accounts, deposits or other obligations of a bank or savings institution and are not insured by the Federal Deposit Insurance Corporation or any other government agency. Furthermore, the Shares have not been recommended by any federal or state securities commission or other regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy, or determined the adequacy of this Agreement or any other document relating to the offering of Shares, and have not endorsed the merits of the Shares. Any representation to the contrary is a criminal offense.

4.
There is no public or other market for the Shares and no such public or other market is expected to develop. There can be no assurance that the undersigned will be able to sell or dispose of the undersigned’s Shares and the undersigned may have to bear the economic risk of this investment in the Shares indefinitely. It is understood that in order not to jeopardize the offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, the transferee may at a minimum be required to fulfill the investor suitability requirements prescribed under Regulation D.

5.	The stock certificates evidencing Shares will be endorsed with the following legend:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED PURSUANT TO THE PROVISIONS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED STATING THAT SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION.”

6.
Rule 144. Subscriber acknowledges and agrees that the Shares are “restricted securities” as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Shares. During such time as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company agrees to timely file all required reports under the Exchange Act in order to enable you to utilize Rule 144 in connection with transfer or sale of the Shares (or shares of Common Stock issued upon conversion of the Shares). In addition, upon request, the Company will furnish you with copies of its most recent annual or quarterly reports and such other information as you may reasonably request to avail yourself of any rule or regulation of the SEC which permits the sale of securities without registration. At such time as any Shares (or shares of Common Stock issued upon conversion of the Shares) are eligible for sale or transfer under Rule 144(b)(1), the Company will remove any restrictive legend from the certificates evidencing such shares upon your request within a reasonable time.

7.
No Private Offering Memorandum. The undersigned acknowledges and understands that the Company did not prepare or deliver a private offering memorandum for the offer and sale of the Shares, and agrees that such a memorandum was not necessary for the undersigned to evaluate a prospective investment in the Shares. The Company has provided the undersigned with all information that the undersigned has requested and that the undersigned considers material and relevant, as well as necessary or desirable, in connection with making a decision whether or not to invest in the Shares, including this Subscription Agreement, the Memorandum of Terms, the Certificate of Designations and the Company’s periodic filings with the Securities and Exchange Commission. The undersigned has made the decision to invest in the Shares only after reviewing all such information, either individually or in consultation with the undersigned’s personal financial advisers. By subscribing for Shares, the undersigned represents and warrants that the undersigned needs no other information in order to make an investment decision to purchase the Shares.

8.
Confidential Information. If the undersigned has been informed by the Company that the undersigned has been provided with any material non-public information concerning the Company (“Confidential Information”), the undersigned agrees (a) that such Confidential Information is the property of the Company, (b) to use such Confidential Information solely in connection with an evaluation of the Company and an investment in the Shares, and (c) not to purchase or sell any securities of the Company (including entering into hedging or other derivative transactions based on the Company’s securities) until all such Confidential Information has been publicly disclosed by the Company. Furthermore, the undersigned (i) is aware that the United States securities laws prohibit any person who has material nonpublic information about a company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) represents and warrants to the Company that the undersigned has not used or caused any third party to use, and agrees not to use or cause any third party to use, any Confidential Information in contravention of the Exchange Act or any such rules and regulations, including without limitation Rule 10b-5 thereunder.

E.    MISCELLANEOUS

1.
Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated, revoked, or cancelled except by an instrument in writing signed by the party against whom any change, discharge, or termination is sought.

2.
Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed to the other party at the address given for such party in the accompanying Subscription Package.

3.
Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed on behalf of the Company.

4.
This Subscription Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into and to be performed in Delaware by and between residents of Delaware, and shall be binding upon the undersigned, the undersigned’s heirs, estate, legal representatives, successors, and assigns, and shall inure to the benefit of the Company, its successors, and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

F.     SIGNATURE AND QUESTIONNAIRE

The Signature Page and Questionnaire are contained as part of and are an integral part of this Subscription Agreement.